UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34902 (Commission File Number)	38-3814230 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany,  Georgia  31707

(Address of principal executive offices)

(229) 420-0000

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

On October 29, 2014, Heritage Financial Group, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2014.  The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01.  OTHER EVENTS.

On October 29, 2014, Heritage Financial Group, Inc. announced that its Board of Directors has declared a quarterly cash dividend of $0.07 per share. The dividend will be paid on November 26, 2014, to stockholders of record as of November 12, 2014.  The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

Exhibit No.	Description
99.1	Copy of press release issued by the Company on October 29, 2014.[1]
[1] Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: October 29, 2014	By: /s/T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Copy of press release issued by the Company on October 29, 2014.[1]
[1] Furnished, not filed.